                        Supplement dated March 2, 2007
                         supplementing the Prospectus
              dated May 1, 2006 and supplemented February 8, 2007
                                      of

                        Hansberger Institutional Series

                            [GRAPHIC APPEARS HERE]

                          401 East Las Olas Boulevard
                                  Suite 1700
                        Fort Lauderdale, Florida 33301

                          Telephone No. 954-522-5150

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

Change in Redemption Fee Policy

The Board of Trustees (the "Board") of the Hansberger Institutional Series (the "Trust") approved the permanent elimination of the 2.0% redemption fee that is applied to redemptions or exchanges of Institutional and Advisor Class shares of each series of the Trust (the "Funds") that are held for 60 days or less. Accordingly, the Shareholder Fees portion of the fee table for each Fund is hereby deleted and replaced with the following:

Shareholder Fees (fee paid directly from your investment
                                                    Institutional Advisor
                                                        Class      Class
                                                    ------------- -------
Maximum Sales Charge (Load) Imposed on Purchases...     None       None
Redemption Fee (as a percentage of amount redeemed)     None       None

In addition, the "Redemption Fees" section of the Prospectus, which appears on pages 26-27, is hereby deleted.

Although the Board has discontinued the imposition of the redemption fee, the Trust's other policies and procedures to identify and prevent market timing will continue to apply as described in the Prospectus.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE